U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 20, 1998


                                 AQUAGENIX, INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                     0-24490             65-0419263
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(State or other jurisdiction of         (Commission         (I.R.S. Employer
         incorporation)                 File Number)     Identification  No.)



           6500 Northwest 15th Avenue, Fort Lauderdale, Florida 33309
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                    (Address of principal executive offices)


                                 (954) 975-7771
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                           (Issuer's telephone number)



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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

Item 5. Other Events

The Chairman of the Board of Directors, Abraham S. Fischler, Ed.D., has been involved with the Company operationally since the CEO and President, John P. Hart, resigned on October 23, 1998. At the Board of Directors meeting on November 25, 1998, it was resolved that Abraham S. Fischler be appointed the Acting CEO and President for the Company and its related subsidiaries retroactive to October 23, 1998. Dr. Fischler plans to remain in this position until the search for a permanent CEO and President is successfully completed. Also, as a result of the promotion of Dean D. Marotta, Controller of the Company, to the position of Chief Financial Officer, on November 20, 1998, Frederick E. Barone resigned. Mr. Barone was from Tatum CFO Partners, LP, and was serving as interim Chief Financial Officer for the Company.



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
                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AQUAGENIX, INC.


                                            By: /s/ Abraham S. Fischler
                                                ------------------------------
                                                Abraham S. Fischler
                                                Chief Executive Officer





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